                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                                      N-CSR
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5022
                                                      -------------------------
                                  Skyline Funds
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       311 South Wacker Drive, Suite 4500
                                Chicago, IL 60606
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

William M. Dutton                             Alan Goldberg
Skyline Funds                                 Bell, Boyd & Lloyd LLC
311 South Wacker Drive, Suite 4500            Three First National Plaza, #3300
Chicago, IL 60606                             Chicago, IL 60602
-------------------------------------------------------------------------------
                    (Name and address of agents for service)

Registrant's telephone number, including area code: (312) 913-0900
                                                    ---------------------------
Date of fiscal year end: 12/31/04
                         -------------------------
Date of reporting period: 12/31/04
                         -------------------------

ITEM 1. REPORT TO SHAREHOLDERS.

ANNUAL REPORT -- DECEMBER 31, 2004

SKYLINE SPECIAL
EQUITIES PORTFOLIO

[GRAPHIC]

[SKYLINE FUNDS LOGO]

COMMENTARY

                                                               December 31, 2004

OVERVIEW

The Fund generated a gain of 12.13% for the fourth quarter, compared to a 14.09% gain for the Russell 2000 Index and a gain of 13.20% for the Russell 2000 Value Index. For all of 2004, the Fund rose 16.61%, compared to an 18.32% increase for the Russell 2000 Index and a 22.25% increase for the Russell 2000 Value Index. The economic backdrop for equities was quite positive during 2004, with solid Gross Domestic Product (GDP) growth, moderate inflation, and long-term interest rates holding steady at relatively low levels. Despite the positive economic environment, stocks made only modest advances through the first nine months of the year due to fears of potentially destabilizing geopolitical events and concerns about higher energy prices. As those events failed to materialize and oil prices retreated from their peak levels, stocks rallied sharply in the fourth quarter.

The strong return generated by the Fund during the fourth quarter was modestly below the performance of the Russell 2000 Value Index. Stocks rose across the board, with every economic sector posting positive gains for the quarter. For all of 2004, the double-digit returns posted by the Fund were not enough to keep pace with its small cap benchmarks. Weak price performance from a handful of stocks that reported disappointing news and an underweighting relative to the benchmarks in certain strong performing sectors (REITs and energy stocks in particular) negatively impacted the Fund relative to its benchmarks.

MARKET REVIEW

Stocks posted strong gains across the board in the fourth quarter, as indicated by a 14.09% increase for the Russell 2000 Index, a 13.20% rise for the Russell 2000 Value Index, and a 9.23% increase for the S&P 500 Index. During the early part of 2004, investors were faced with several factors that had the potential to negatively impact corporate earnings and/or put downward pressure on equity valuations. Among these were sharply increasing oil prices, higher short-term interest rates driven by Fed rate increases, potential terrorist activity surrounding the summer Olympics and the U.S. presidential election, and the uncertainty caused by the highly contentious U.S. presidential election. As the year progressed, investors witnessed positive developments on many of these fronts. Oil prices declined to $43.45 per barrel at year end after peaking early in the fourth quarter at over $55 per barrel. Long-term interest rates, as measured by the U.S. 10-Year Treasury Bond, ended the year essentially unchanged from their levels at the beginning of the year despite five increases in the federal funds rate to 2.25% from 1% over the same time period. The summer Olympics were conducted without incident, as was the U.S. presidential election, which was decided at the polls, not in the courts as many had feared. Investors were encouraged by these developments, leading to the strong gains for equities in the fourth quarter.

Overall, 2004 provided a constructive backdrop for equity price gains. Real U.S. GDP is estimated to have grown over 4% in 2004, the fastest pace since at least 1999. Thomson Financial's First Call estimates that S&P 500 Index earnings will increase 19.3% in 2004, the strongest earnings gain for the Index since 1993. Despite the strong economic environment and five federal fund rate increases, the U.S. 10-Year Treasury Bond ended the year at 4.22%, down from 4.26% at the beginning of the year. Inflation remains muted, with the core Consumer Price Index (CPI) expected to have risen about 2% in 2004. These positive factors more than offset potential negatives such as a declining dollar, a historically low U.S. savings rate and growing federal budget and trade deficits, and helped contribute to the strong equity gains posted in 2004.

The Russell 2000 Index rose 18.32% in 2004. In addition, the S&P 500 Index increased 10.87%. This marks the sixth consecutive year that small cap stocks have outperformed large cap stocks. Among small cap stocks, the Russell 2000 Value Index's 22.25% gain outpaced the Russell 2000 Growth's 14.31% rise, marking the fourth time in the last five years (with 2003 being the exception) that small cap value stocks have outperformed small cap growth stocks. The outperformance of small stocks vs. large stocks and value stocks vs. growth stocks over the last several years is a result of the unwinding of the imbalances created by the stock market bubble of the late 1990s that saw wildly inflated valuations for large cap stocks and technology stocks.

From a small cap value sector perspective, energy stocks were by far the best performing stocks for all of 2004, responding to the strength in oil and gas prices, although the sector did lag in the fourth quarter as energy prices retreated from their highs. Materials and processing and producer durables stocks were strong performers throughout 2004, driven by improving demand in the industrial sector of the economy and increasing prices for many basic commodities. The technology sector was the worst performing in 2004, as the sector's fundamentals could not support the strong run up in prices technology stocks experienced in 2003. Less economically sensitive sectors such as utilities, health care, and consumer staples also underperformed the Russell 2000 Value Index during 2004.

PORTFOLIO REVIEW

As previously noted, the Fund generated gains of 12.13% for the fourth quarter and 16.61% for all of 2004, compared to rises of 14.09% and 18.32% for the Russell 2000 Index and 13.20% and 22.25% gains for the Russell 2000 Value Index. Gains were broad based during the quarter and the year. Every economic sector in which the Fund had meaningful investments posted positive results. The financial services, producer durables, and materials and processing sectors made the largest positive contributions to the Fund during the quarter and year, due to their large absolute weightings and returns. When comparing the Fund's fourth quarter and annual returns to the Russell 2000 Value Index, the producer durables sector contributed most to the Fund's relative performance due to the decision to weight that strong performing sector more heavily than the Index. The financial services sector detracted the most from the Fund's relative performance during the quarter and year. Although the Fund's financial services stocks outperformed the corresponding sector of the benchmark during the fourth quarter, they lagged for the entire year, and their relatively low weighting in the Fund for both periods led to a lower contribution to returns compared to the Index.

With regard to sector weightings, the Fund benefited from our overweighting of the producer durables and materials and processing sectors. Entering 2004, our expectation that these areas would benefit from the incipient rebound in the industrial sector of the economy was borne out by the strong gains posted by these sectors during the year. Alternatively, our decision to underweight REITs (within the financial services sector) and energy stocks detracted from the Fund's performance. According to Lehman Brothers, oil and gas stocks rank first and REITs rank fourth out of 74 industry groups in terms of stock price performance among Russell 2000 Index stocks over the last five years. Our concerns about high valuations within these sectors didn't prevent the industry groups from posting better-than-index returns in 2004.

The best performing stocks for both the fourth quarter and year came from a wide variety of economic sectors. Several stocks in the Fund benefited from increased merger and acquisition activity. One company, Provident Financial Group, received a takeover offer in 2004, while several others saw their stock prices benefit from announced acquisitions or announced divestitures that were viewed favorably by the markets. Among the former were Davita, a provider of dialysis services, which announced the acquisition of Gambro Healthcare, a transaction that will almost double the size of the company; Scottish Re, a life reinsurer that completed the acquisition of ING's life reinsurance operations in a deal that is expected to be highly accretive to earnings; and Investment Technology Group, a provider of equity trading services, announced the buyout of its partner's interest in the POSIT joint venture, a deal that is also expected to be quite accretive to earnings. Two companies in the Fund had their stock price benefit from announced divestitures that were expected to shore up their balance sheets and allow them to focus on their core business. Laidlaw International, a transportation services company, announced the sale of its healthcare companies and eFunds, a provider of transaction processing services, announced the sale of its ATM portfolio. Pentair, the best performing stock in the Fund for all of 2004 with a gain of over 96%, benefited from the simultaneous divestiture of its slower growing tools business and acquisition of a faster growing water filtration company in addition to reporting much stronger than expected results.

The underlying fundamentals for the companies in the Fund remained, for the most part, solid during 2004. However, there were some exceptions. Among the stocks that disappointed during 2004 and were sold when we lost confidence in their fundamentals were KEMET, a manufacturer of capacitors, Furniture Brands, a furniture manufacturer, Pier 1 Imports, a retailer, and Netbank, a savings bank. Stocks that disappointed during 2004, but in which we remain optimistic about their prospects, include Electronics for Imaging, a company that dominates the market for software for color printers, Linens 'n Things, a retailer we believe is taking the necessary steps to improve operations despite a difficult retail environment, and Clark, Inc., a benefits broker selling at a significant discount to our estimation of its liquidation value.

OUTLOOK

Entering 2004, it was our belief that small cap stocks were fairly valued, and that stock price gains would likely have to be a result of earnings gains rather than P/E multiple expansion. We were constructive on the outlook for earnings and therefore optimistic with regards to further stock price gains. And in fact, that is how 2004 played out. The stocks that made up the Fund at the end of the year are estimated to have grown their earnings approximately 17% in 2004. Therefore, despite a nearly 17% return for the Fund in 2004, its current P/E stands at 18.0x trailing twelve month earnings, only slightly above the 17.5x multiple it carried at the end of 2003.

Our current expectation is that over the next twelve months the companies in the Fund will post robust earnings gains, although at a modestly slower rate than in 2004. If our earnings expectations are met, we would expect stocks to react positively. Whether stock price gains keep pace with earnings gains will depend in large part upon when investors begin to discount the end of the current economic cycle. Although we remain sanguine about the economy's prospects, we would become more concerned if faced with higher energy prices, an increase in interest rates, or a destabilizing event such as a major terrorist attack.

We have not altered our sector focus appreciably over the last several quarters. We continue to find the technology sector attractive, drawn to stocks with solid business models and cash-rich balance sheets that sell at modest valuations. We still remain optimistic about the prospects for companies in the producer durables and materials and processing sectors, although higher valuations in the producer durables sector bear monitoring. Areas that we continue to find fully valued are banks/thrifts, REITs, and energy stocks.

The Fund's strong absolute gains over the last two years have lagged those of the Russell 2000 Value Index, the benchmark we believe comes closest to reflecting our style of investing. We believe that our increased preference for higher quality companies within the small cap value universe may make it difficult to keep pace with the benchmark during periods when investor confidence runs high and preference for the most volatile stocks is at its peak, as has been the case for the last two years. However, we believe the Fund should be able to outperform its benchmark in most other market environments, the most difficult ones in particular (such as 2002), enough to generate positive returns over the entire small cap value investing cycle.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT skylinefunds.com. THE PERFORMANCE FOR THE ONE, THREE, FIVE AND TEN YEARS ENDED DECEMBER 31, 2004, AND FOR THE PERIOD APRIL 23, 1987 (INCEPTION) THROUGH DECEMBER 31, 2004, IS AN AVERAGE ANNUAL RETURN CALCULATION.

The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in the United States. The Russell 2000 Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Dow Jones Industrial Average is an average of the stock prices of 30 major corporations in the United States. All figures take into account reinvested dividends. You cannot invest directly in an index.

Sources: Frank Russell Company and FactSet.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks, including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

The discussion of the Fund's investments and investment strategy represent the views of Skyline Asset Management, L.P., the Fund's investment adviser, at the time of this report. The Fund's investments are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: Funds Distributor, Inc.

LETTER FROM WILLIAM M. DUTTON -- PRESIDENT OF SKYLINE FUNDS

Dear Fellow Shareholders:

As many of you know, I recently stepped down as lead manager of the Fund after nearly 18 years in that role. As I step back from a day-to-day decision making role, I want to review for our shareholders the Fund's investment strategy, taking a look at how the strategy has evolved over time. As you will see, the key underpinnings of the strategy, a belief in the merits of value investing in small companies, remain the same today as 18 years ago. However, in recent years we have slightly altered the way in which we implement the strategy in an effort to achieve the very best results for our shareholders.

HISTORY OF INVESTMENT STRATEGY

At the Fund's inception in 1987, I believed that an investment strategy dedicated to small companies with a value orientation would produce superior returns. At that time, much of the academic literature indicated that small stocks outperform large stocks and that value-oriented stocks outperform growth stocks. Surprisingly, despite studies that promoted this investment approach, very few mutual funds implemented such an approach. Consequently, at its inception in 1987, Skyline Special Equities Portfolio was one of only a few small cap value-oriented funds. In fact, according to Lipper, a global provider of mutual fund research, only nine small cap value funds have been operating from our inception date through 2004.

The key to our investment approach was to find companies that traded at lower than average valuations but that had better than average growth prospects. By investing in low P/E stocks, we believed the risk/reward outlook was on our side. If the company performed well fundamentally, the stock was likely to be successful from a combination of higher earnings and a higher P/E ratio. If the company did not perform well fundamentally, we believed the downside risk was limited because of the stock's already low valuation. Finally, it was an advantage to focus on small companies because they were more likely to be undervalued since they were generally not well researched.

It is gratifying to note that this strategy has been very successful over this nearly 18 year period. From its inception in April 1987 through December 2004, the Fund has delivered a 14.39% annual return, making it one of the top performing funds over this time period. According to Lipper, the Fund ranks as the ninth best performing fund out of 337 U.S. diversified equity funds and ranks as the second best performing small cap fund out of 42 small cap funds.

While the long-term return has been strong, it has not been a straight line up. There have been bumps in the road, including bear markets and periods of poor performance relative to peers. No investment style and no investment manager can perform successfully in all market environments. The most difficult periods for us were the 1995 and 1999 years when technology stocks boomed and value investing lagged growth stock investing by a wide margin.

EVOLUTION OF INVESTMENT STRATEGY

Over the years, we have regularly re-assessed our investment approach in an effort to produce the best possible results for shareholders. Following the 1999 year, we concluded that our shareholders would benefit if we could modify the investment strategy in a way that would reduce volatility while maintaining or even enhancing performance. Based on many years of experience investing in small cap stocks, we believed that certain changes to our strategy could lead to such an outcome. Therefore, starting in 2000, we made two adjustments to the investment approach. First, we began investing in slightly larger companies within the small company universe. Second, we began investing in a broader range of industries than we previously had.

In terms of company size, we believe that the very smallest public companies, while often possessing the best potential appreciation, are vulnerable to steep stock price declines because their financial results are quite volatile and can deteriorate rapidly and deeply. Investing in such companies runs the risk of incurring large investment losses on individual stocks that can have a significant negative impact on portfolio performance. As companies become larger, financial results become more stable and the risk of significant investment losses is reduced. By investing in slightly larger companies, we believe we have found a better place to invest because it reduces the risk of large investment losses on individual stocks while retaining the potential for substantial appreciation. Said another way, the potential appreciation we give up by not investing in the smallest companies is more than offset by avoiding stocks that show huge declines. Consequently, in our opinion, raising our average market capitalization both reduces volatility AND enhances the Fund's performance prospects.

In terms of industry exposure, we believe that expanding the number of industries in which we invest can also both enhance the Fund's performance and reduce its volatility. Performance can be enhanced because the universe of investment opportunities expands to include many stocks not previously researched. Volatility can be reduced because the portfolio takes on stocks that perform on a different timetable than our traditional holdings. The portfolio then becomes more stable because when our traditional sectors are out of favor, there is an opportunity to see offsetting positive performance from stocks in which we have not previously invested.

TEAM MANAGEMENT

In addition to the changes noted above, we moved to a team managed approach in 2001 under which more people had decision-making authority over the Fund. By 2001, we had developed a very experienced team of investment professionals with certain industry expertise and who had worked together for many years. They were ready to take on portfolio management responsibility. I believed that having these individuals focus on and manage particular sectors would lead to better portfolio performance.

RECENT RESULTS

I am pleased with the results achieved since the first of these changes were made five years ago. The Fund recorded a 16.57% annualized return over the past five years, ranking it in the 41st percentile of all small cap value funds according to Lipper. Also, the Fund held up reasonably well in the bear market of 2002, showing a decline of 7.29% compared to a decline of 10.19% for the average small cap value fund and a much larger decline for the average U.S. diversified equity fund. The performance results for the past five years indicate that our strategy adjustments have had the desired effect of lessening volatility while maintaining solid investment returns. Also, I believe our team managed process has been very effective.

THE FUTURE

In my opinion, the long-term outlook for the Fund is very bright. The investment strategy is based on time-tested investment principles and has been fine-tuned in a way that should be very positive for future results. We have an effective investment process run by a highly experienced and motivated group of investment professionals. In my new role, I will be an advisor to those managing the Fund, providing my opinions on new and existing stock holdings. I have great confidence that we have the right strategy, process, and people in place to produce strong investment results over the long run.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For the 1 year period ended 12/31/04, Special Equities Portfolio ranked 634 out of 1,304 funds within Lipper's Small Cap Funds category, 194 out of 231 funds within Lipper's Small Cap Value category and 1,272 out of 5,945 funds within Lipper's All US Diversified Equity Funds category. For the 5 year period ending 12/31/04, Special Equities Portfolio ranked 112 out of 757 funds within Lipper's Small Cap Funds category, 53 out of 129 funds within Lipper's Small Cap Value category and 147 out of 3,338 funds within Lipper's All US Diversified Equity Funds category. For the 10 year periods ending 12/31/04, Special Equities Portfolio ranked 80 out of 214 funds within Lipper's Small Cap Funds category, 23 out 37 funds within Lipper's Small Cap Value category and 227 out of 1,120 funds within Lipper's All US Diversified Equity Funds category. The Lipper ranking is based on total return and does not reflect a sales charge.

PERFORMANCE (%)

                          4Q                                        SINCE
                         2004*    2004   3 YRS   5 YRS   10 YRS   INCEPTION
  SPECIAL EQUITIES       12.13   16.61   15.01   16.57    13.29      14.38**
  RUSSELL 2000 VALUE     13.20   22.25   16.50   17.23    15.17      12.64
  RUSSELL 2000           14.09   18.32   11.48    6.60    11.53       9.90
  S&P 500                 9.23   10.87    3.58   -2.30    12.07      11.07

CHANGE IN VALUE OF A $10,000 INVESTMENT

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                     SPECIAL EQUITIES   RUSSELL 2000    RUSSELL 2000 VALUE     S&P 500
Initial investment     $  10,000         $  10,000         $  10,000          $  10,000
1987                   $   8,314         $   7,567         $   7,855          $   8,794
1988                   $  10,787         $   9,449         $  10,170          $  10,247
1989                   $  13,377         $  10,986         $  11,434          $  13,469
1990                   $  12,135         $   8,843         $   8,945          $  13,037
1991                   $  17,885         $  12,914         $  12,675          $  17,018
1992                   $  25,470         $  15,294         $  16,368          $  18,325
1993                   $  31,289         $  18,184         $  20,270          $  20,158
1994                   $  30,929         $  17,582         $  19,956          $  20,424
1995                   $  35,206         $  22,932         $  25,095          $  28,087
1996                   $  45,897         $  26,715         $  30,458          $  34,617
1997                   $  62,161         $  32,663         $  40,137          $  46,172
1998                   $  57,703         $  31,849         $  37,548          $  59,444
1999                   $  50,038         $  38,620         $  36,989          $  72,011
2000                   $  62,154         $  37,488         $  45,433          $  65,436
2001                   $  70,761         $  38,422         $  51,808          $  57,669
2002                   $  65,648         $  30,553         $  45,886          $  44,924
2003                   $  92,375         $  44,989         $  67,008          $  57,822
2004                   $ 107,720         $  53,231         $  81,917          $  64,107

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT skylinefunds.com. THE PERFORMANCE FOR THE ONE, THREE, FIVE AND TEN YEARS ENDED DECEMBER 31, 2004, AND FOR THE PERIOD APRIL 23, 1987 (INCEPTION) THROUGH DECEMBER 31, 2004, IS AN AVERAGE ANNUAL RETURN CALCULATION.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Not annualized.

** Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

 HISTORICAL                        SPECIAL      RUSSELL    RUSSELL
PERFORMANCE                        EQUITIES   2000 VALUE     2000    S&P 500
    2004                             16.6       22.3         18.3      10.9
    2003                             40.7       46.0         47.3      28.7
    2002                             -7.3      -11.4        -20.5     -22.1
    2001                             13.9       14.0          2.5     -11.9
    2000                             24.2       22.8         -3.0      -9.2
    1999                            -13.3       -1.5         21.3      21.1
    1998                             -7.2       -6.5         -2.6      28.8
    1997                             35.4       31.8         22.4      33.4
    1996                             30.4       21.4         16.5      23.3
    1995                             13.8       25.8         28.4      37.5
    1994                             -1.2       -1.6         -1.8       1.3
    1993                             22.9       23.8         18.9      10.0
    1992                             42.5       29.1         18.4       7.7
    1991                             47.4       41.7         46.1      30.6
    1990                             -9.3      -21.8        -19.5      -3.2
    1989                             24.0       12.4         16.2      31.4
    1988                             29.7       29.5         24.9      16.5
    1987**                          -16.9      -21.5        -24.3     -12.0

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT skylinefunds.com. THE PERFORMANCE FOR THE ONE, THREE, FIVE AND TEN YEARS ENDED DECEMBER 31, 2004, AND FOR THE PERIOD APRIL 23, 1987 (INCEPTION) THROUGH DECEMBER 31, 2004, IS AN AVERAGE ANNUAL RETURN CALCULATION.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Not annualized.
** Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

PORTFOLIO CHARACTERISTICS

                                                        SPECIAL        RUSSELL 2000
                                                        EQUITIES           VALUE        RUSSELL 2000       S&P 500
P/E RATIO (EXCLUDING NEGATIVE EARNINGS)                   18.0             18.0             20.6             18.5
PRICE/BOOK                                                1.99             1.82             2.34             2.97
PRICE/SALES                                               0.79             0.86             1.11             1.57
---------------------------------------------------------------------------------------------------------------------
EPS GROWTH--3 YRS (HISTORICAL)                            20.6%             7.3%            10.6%            11.3%
EPS GROWTH--1 YR (FORECASTED)                             28.4%            24.0%            37.6%            25.7%
---------------------------------------------------------------------------------------------------------------------
MARKET CAP $ WEIGHTED MEDIAN                         $1.5 billion      $997 million     $986 million    $52.8 billion
ASSETS                                               $ 566 million          --               --               --
NUMBER OF HOLDINGS                                         72               --               --               --

TICKER SYMBOL:                                           SKSEX
CUSIP:                                                 830833208
NET ASSET VALUE (PER SHARE):                         $       28.64
MINIMUM INITIAL INVESTMENT:                          $       1,000
MINIMUM SUBSEQUENT INVESTMENT:                       $         100

TOP TEN HOLDINGS

                                                                 % OF NET ASSETS
--------------------------------------------------------------------------------
AIRGAS, INC.
  Gas distributor                                                       2.9%
CBRL GROUP, INC.
  Family dining                                                         2.6%
DAVITA INC.
  Provider of dialysis services                                         2.1%
SPARTECH CORPORATION
  Plastics producer                                                     2.0%
THE SHAW GROUP INC.
  Engineering and construction company                                  2.0%
WESTCORP
  Auto finance                                                          1.9%
CYTEC INDUSTRIES, INC.
  Specialty chemicals                                                   1.9%
iSTAR FINANCIAL INC.
  Commercial real estate lender                                         1.9%
LAIDLAW INTERNATIONAL, INC.
  Provider of transportation services                                   1.9%
COMMERCE BANCSHARES, INC.
  Regional bank                                                         1.9%
TOP TEN HOLDINGS                                                       21.1%

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

SECTOR PERFORMANCE (%) (as of December 31, 2004)

                                    4Q 2004**

                                             RUSSELL
                                  SPECIAL     2000      RUSSELL
                                 EQUITIES     VALUE      2000
Autos & Transportation              22.0        21.8       20.0
Health Care                         19.5        10.9       12.3
Producer Durables                   16.2        16.3       17.2
Materials & Processing              14.8        14.7       13.6
Technology                          12.9        16.7       17.7
Financial Services                  12.4        11.2       12.0
Consumer Discretionary               9.1        13.0       14.3
Other Energy                         0.4         9.1       10.0
Consumer Staples                     NA*        16.3       15.6
Integrated Oils                      NA*         9.1        6.8
Other                                NA*        22.8       20.0
Utilities                            NA*        11.1       12.4

                                    YTD 2004

                                             RUSSELL
                                  SPECIAL     2000      RUSSELL
                                 EQUITIES     VALUE      2000
Autos & Transportation              54.2        17.6       19.2
Producer Durables                   40.3        28.7       17.2
Health Care                         34.2        16.8       16.6
Materials & Processing              26.1        34.1       31.6
Other Energy                        15.8        50.7       51.2
Financial Services                  13.7        22.4       21.9
Consumer Discretionary              12.5        19.3       19.7
Technology                           2.2         0.4       -1.8
Consumer Staples                    -1.0        13.4       15.0
Other                                NA*        36.5       35.5
Utilities                            NA*        14.7       17.7
Integrated Oils                      NA*        55.4       43.8

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT skylinefunds.com. THE PERFORMANCE FOR THE ONE, THREE, FIVE AND TEN YEARS ENDED DECEMBER 31, 2004, AND FOR THE PERIOD APRIL 23, 1987 (INCEPTION) THROUGH DECEMBER 31, 2004, IS AN AVERAGE ANNUAL RETURN CALCULATION.

* Not applicable
** Not annualized

[CHART]

SECTOR WEIGHTINGS (as of December 31, 2004)

Autos & Transportation   7.0%
Cash                     3.8%
Consumer Discretionary  18.1%
Financial Services      23.5%
Health Care              5.5%
Materials & Processing  15.1%
Other Energy             2.6%
Producer Durables       12.7%
Technology              11.7%

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

STOCK HIGHLIGHTS

THE SPORTS AUTHORITY, INC. (TSA)

The Sports Authority is the nation's largest full-line sporting goods retailer with approximately 390 stores offering a broad selection of high quality, brand name merchandise at competitive prices. TSA's August 2003 merger of equals with Gart Sports was a transforming event for the company, nearly doubling its size, and resulting in a new managerial direction, with Gart senior management (which had a track record of success with its prior acquisitions of Sportmart and Oshman's) taking the helm. Management initially addressed the substantial cost savings opportunity available through the elimination of duplicate functions and facilities. More recently, their attention has turned to store-level operations where the opportunities are vast. After years of neglect, many of TSA stores had a dilapidated warehouse feel to them. To remedy this, management has made meaningful upgrades to key merchandise areas, and embarked on a comprehensive store remodeling program designed to boost productivity in a more modern specialty retail format. Early results have been encouraging, and should become more meaningful in 2005. Despite the opportunity for substantially improved sales and earnings levels ahead, TSA continues to trade at a very attractive valuation on both a price-to-sales and price-to-earnings basis.

SWIFT TRANSPORTATION CO., INC. (SWFT)

Swift is the largest nonunion truckload carrier in the United States. SWFT operates 18,000 trucks out of 35 terminals across North America. SWFT has been undermanaged, generating poor results compared to its peers. To improve the operations, its Board of Directors has hired a new chief operating officer, Bob Cunningham. Mr. Cunningham's main focus is to improve profitability by increasing rates, which are currently six to ten percent below the industry average. Additionally, the company has been an active repurchaser of its shares, acquiring over 8% of its shares during the first nine months of 2004. The improved profitability, combined with the decreased share count, should drive double-digit EPS growth over the next few years. Currently, the shares are trading at under 18 times 2004 EPS with the prospect of strong earnings growth.

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

GLOSSARY OF INVESTMENT TERMS

EARNINGS PER SHARE (EPS) A company's net income divided by its outstanding shares.

EARNINGS PER SHARE GROWTH -- 3 YRS (HISTORICAL) The compounded annual growth rate of a company's EPS over the last 3 years.

EARNINGS PER SHARE GROWTH -- 1 YR (FORECASTED) Analysts' consensus forecast for a company's growth in operating EPS over the immediate future 12 months.

MEDIAN MARKET CAP An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest below it.

PRICE/BOOK RATIO The share price of a stock divided by its net worth, or book value, per share.

PRICE/EARNINGS (P/E) RATIO The ratio of a stock's current price to its per-share earnings over the past 12 months. For a fund, the price/earnings ratio is the weighted average P/E of the stocks in that fund. P/E is an indicator of market expectations about corporate prospects.

PRICE/SALES RATIO The ratio of a stock's current price to its per-share revenue over the past 12 months.

PORTFOLIO HOLDINGS as of December 31, 2004

                                                 COMPANY                 NUMBER        MARKET
                                               DESCRIPTION               SHARES         VALUE
                                       -----------------------------  -----------  --------------
COMMON STOCKS

AUTOS & TRANSPORTATION -- 7.0%
   OTHER TRANSPORTATION -- 4.6%
Drew Industries Incorporated(a)        Supplier to RVs and
                                       manufactured housing                 5,100  $      184,467
Interpool, Inc.                        Container leasing firm             300,800       7,219,200
Laidlaw International, Inc.(a)         Provider of transportation
                                       services                           500,600      10,712,840
Ryder System, Inc.                     Truck leasing company              163,100       7,791,287
                                                                                   --------------
                                                                                       25,907,794
   RAILROAD -- 1.0%
Pacer International, Inc.              Rail logistics firm                256,200       5,446,812

   TRUCKING -- 1.4%
Swift Transportation Co., Inc.(a)      Truckload carrier                  362,300       7,782,204
                                                                                   --------------
   TOTAL AUTOS & TRANSPORTATION                                                        39,136,810

CONSUMER DISCRETIONARY -- 18.1%
   COMMERCIAL SERVICES -- 4.8%
ProQuest Company(a)                    Information content provider       273,300       8,117,010
Source Interlink Companies, Inc.(a)    Distributor of magazines           339,000       4,501,920
United Stationers Inc.(a)              Office products distributor        163,100       7,535,220
Watson Wyatt & Company
   Holdings                            Benefit consulting company         241,500       6,508,425
                                                                                   --------------
                                                                                       26,662,575
   CONSUMER PRODUCTS/SERVICES -- 5.8%
Gildan Activewear Inc.(a)              T-shirt manufacturer               188,500       6,407,115
School Specialty, Inc.(a)              Non-textbook school supplies       253,503       9,775,076
Scotts Company(a)                      Turf & horticultural products      103,800       7,631,376
The Toro Company                       Turf maintenance products          114,400       9,306,440
                                                                                   --------------
                                                                                       33,120,007
   PRINTING/PUBLISHING -- 0.9%
Journal Communications
   Incorporated                        Media communication
                                       company                            283,900       5,130,073
   RESTAURANTS -- 2.6%
CBRL Group, Inc.                       Family dining                      353,800      14,806,530

   RETAIL -- 4.0%
Borders Group, Inc.                    Book retailer                      381,300       9,685,020
Linens 'n Things, Inc.(a)              Home textiles and
                                       housewares retailer                217,400       5,391,520
The Sports Authority, Inc.             Sporting goods retailer            287,300       7,397,975
                                                                                   --------------
                                                                                       22,474,515
                                                                                   --------------
   TOTAL CONSUMER DISCRETIONARY                                                       102,193,700

                                                 COMPANY                 NUMBER        MARKET
                                               DESCRIPTION               SHARES         VALUE
                                       -----------------------------  -----------  --------------
FINANCIAL SERVICES -- 23.5%
   BANKS/THRIFTS -- 3.4%
Commerce Bancshares, Inc.              Regional bank                      209,593  $   10,521,569
Provident Financial Group Inc.         Regional bank                       61,000       2,218,570
Sterling Financial Corporation(a)      Savings and loan                   170,230       6,683,230
                                                                                   --------------
                                                                                       19,423,369
   INSURANCE -- 12.4%
Amerus Group Inc.                      Life insurer                       197,000       8,924,100
Clark, Inc.(a)                         Insurance brokerage and
                                       consulting                         282,200       4,379,744
Conseco, Inc.(a)                       Life insurer                       340,000       6,783,000
Delphi Financial Group, Inc.           Accident & health insurance        212,968       9,828,473
Direct General Corporation             Personal auto insurance            182,200       5,848,620
Reinsurance Group of America           Life reinsurer                     173,300       8,396,385
Scottish Re Group Limited              Life reinsurer                     349,600       9,054,640
Selective Insurance Group, Inc.        Property & casualty insurance      142,735       6,314,596
Triad Guaranty Inc.(a)                 Mortgage insurance                  71,230       4,307,990
U.S.I. Holdings Corporation(a)         Insurance brokerage                555,553       6,427,748
                                                                                   --------------
                                                                                       70,265,296
   OTHER FINANCIAL SERVICES -- 5.8%
Asset Acceptance Capital(a)            Collector of charged-off debt      345,300       7,354,890
Investment Technology Group,
   Inc.(a)                             Trade execution firm               337,200       6,744,000
MCG Capital Corporation                Business development
   company                                                                433,100       7,419,003
Westcorp                               Auto finance                       240,600      11,050,758
                                                                                   --------------
                                                                                       32,568,651

   REAL ESTATE INVESTMENT TRUSTS -- 1.9%
iStar Financial Inc.                   Commercial real estate lender      239,400      10,835,244
                                                                                   --------------
   TOTAL FINANCIAL SERVICES                                                           133,092,560

HEALTH CARE -- 5.5%
   HEALTH CARE SERVICES -- 5.5%
Apria Healthcare Group Inc.(a)         Home healthcare service
                                       provider                           271,800       8,955,810
Davita Inc.(a)                         Provider of dialysis services      307,550      12,157,451
Triad Hospitals, Inc.(a)               Hospital Operator                  272,500      10,139,725
                                                                                   --------------
   TOTAL HEALTH CARE                                                                   31,252,986

MATERIALS & PROCESSING -- 15.1%
   BUILDING/CONSTRUCTION PRODUCTS -- 1.9%
Jacuzzi Brands, Inc.(a)                Manufacturer of plumbing
                                       products                           591,100       5,142,570
York International Corporation         Manufacturer of HVAC
                                       products                           162,900       5,626,566
                                                                                   --------------
                                                                                       10,769,136

                                                 COMPANY                 NUMBER        MARKET
                                               DESCRIPTION               SHARES         VALUE
                                       -----------------------------  -----------  --------------

   ENGINEERING & CONSTRUCTION -- 2.0%
The Shaw Group Inc.(a)                 Engineering and construction
                                       company                            627,100  $   11,193,735
   PACKAGING & PAPER -- 1.4%
Albany International Corp.             Manufacturer of paper
                                       machine clothing                   216,100       7,598,076
Greif, Inc.                            Industrial packaging
                                       products                             3,600         201,600
                                                                                   --------------
                                                                                        7,799,676
   SPECIALTY CHEMICALS -- 9.8%
Airgas, Inc.                           Gas distributor                    612,300      16,232,073
Crompton Corporation                   Specialty chemicals                638,100       7,529,580
Cytec Industries Inc.                  Specialty chemicals                214,600      11,034,732
Minerals Technologies Inc.             Specialty minerals                 137,700       9,184,590
Spartech Corp.                         Plastics producer                  421,600      11,421,144
                                                                                   --------------
                                                                                       55,402,119
                                                                                   --------------
   TOTAL MATERIALS & PROCESSING                                                        85,164,666

OTHER ENERGY -- 2.6%
   EQUIPMENT & SERVICES -- 1.1%
Key Energy Services, Inc.(a)           Workover services provider         514,800       6,074,640

   EXPLORATION & PRODUCTION -- 1.5%
Newfield Exploration Company(a)        Oil and gas producer               148,300       8,757,115
                                                                                   --------------
   TOTAL OTHER ENERGY                                                                  14,831,755

PRODUCER DURABLES -- 12.7%
   AEROSPACE -- 1.2%
Curtiss-Wright Corporation             Aerospace & defense
                                       components manufacturer            122,800       7,049,948
   DIVERSIFIED MANUFACTURING -- 5.8%
Ametek, Inc.                           Manufacturer of instruments
                                       & specialty motors                 252,100       8,992,407
Carlisle Companies Incorporated        Industrial conglomerate             91,900       5,966,148
Crane Co.                              Industrial conglomerate            320,400       9,240,336
Pentair, Inc.                          Industrial conglomerate            199,700       8,698,932
                                                                                   --------------
                                                                                       32,897,823
   ELECTRICAL EQUIPMENT -- 2.5%
Acuity Brands, Inc.                    Manufacturer of lighting
                                       fixtures                           299,102       9,511,444
EnerSys                                Manufacturer of industrial
                                       batteries                          320,800       4,892,200
                                                                                   --------------
                                                                                       14,403,644
   MACHINERY -- 3.2%
Flowserve Corporation(a)               Pump & valve manufacturer          357,300       9,840,042
IDEX Corporation                       Specialty pump products             43,800       1,773,900
Kennametal Inc.                        Metal-cutting tools                135,600       6,748,812
                                                                                   --------------
                                                                                       18,362,754
                                                                                   --------------
TOTAL PRODUCER DURABLES                                                                72,714,169

                                                 COMPANY                 NUMBER        MARKET
                                               DESCRIPTION               SHARES         VALUE
                                       -----------------------------  -----------  --------------
TECHNOLOGY -- 11.7%
   DISTRIBUTION -- 2.6%
Synnex Corporation(a)                  Distributor of PCs and
                                       peripherals                        237,300  $    5,709,438
Tech Data Corporation(a)               Distributor of PCs and
                                       peripherals                        201,300       9,139,020
                                                                                   --------------
                                                                                       14,848,458
   ELECTRONIC COMPONENTS -- 1.5%
Fairchild Semiconductor
   Int'l., Inc.(a)                     Semiconductors                     505,400       8,217,804

   OTHER TECHNOLOGY -- 4.3%
Applied Films Corporation(a)           Manufacturer of equipment
                                       to coat glass                      219,600       4,734,576
Benchmark Electronics, Inc.(a)         Contract manufacturer              281,800       9,609,380
Electronics for Imaging, Inc.(a)       Products that support color
                                       printing                           308,900       5,377,949
Park Electrochemical Corporation       Advanced electronic
                                       materials                          211,900       4,593,992
                                                                                   --------------
                                                                                       24,315,897
   SERVICES -- 1.9%
BearingPoint, Inc.(a)                  IT consulting                      877,100       7,043,113
Ceridian Corporation(a)                Payroll processing                 211,900       3,873,532
                                                                                   --------------
                                                                                       10,916,645
   SOFTWARE -- 1.4%
eFunds Corporation(a)                  Provider of EFT software           334,408       8,029,136
                                                                                   --------------
   TOTAL TECHNOLOGY                                                                    66,327,940
                                                                                   --------------
TOTAL COMMON STOCKS -- 96.2%
(Cost $400,622,271)                                                                   544,714,586

MONEY MARKET INSTRUMENTS
US Bank Demand Note, 2.17%(b)                                                          11,679,351
US Bank Commercial Paper, 1.75%, Due 1/3/2005                                           9,832,000
                                                                                   --------------
TOTAL MONEY MARKET INSTRUMENTS -- 3.8%
(Cost $21,511,351)                                                                     21,511,351
                                                                                   --------------
TOTAL INVESTMENTS -- 100.0%
(Cost $422,133,622)                                                                   566,225,937

OTHER ASSETS LESS LIABILITIES -- 0.0%                                                     130,232
                                                                                   --------------
NET ASSETS -- 100%                                                                 $  566,356,169
                                                                                   ==============

----------
(a)  Non-income producing security.
(b) Variable rate demand note. Interest rate is reset every seven days. Rate disclosed represents rate in effect on December 31, 2004.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of December 31, 2004

ASSETS
Investments, at value (Cost: $422,133,622)                                         $  566,225,937
Receivable for:
   Securities sold                                                    $ 1,501,509
   Fund shares sold                                                       419,326
   Dividends and interest                                                 318,416       2,239,251
                                                                      -----------  --------------
Other assets                                                                              158,145
                                                                                   --------------
Total assets                                                                          568,623,333

LIABILITIES & NET ASSETS
Payable for:
   Securities purchased                                               $   576,318
   Fund shares redeemed                                                   836,353
   Comprehensive management fee                                           683,810
   Trustee compensation                                                    12,538
   Trustees deferred compensation                                         158,145       2,267,164
                                                                      -----------  --------------
Net assets applicable to shares outstanding                                        $  566,356,169
                                                                                   ==============
Shares outstanding--no par value (unlimited number
   of shares authorized)                                                               19,773,107
                                                                                   ==============

PRICING OF SHARES
Net asset value, offering price and redemption price
   per share                                                                       $        28.64
                                                                                   ==============

ANALYSIS OF NET ASSETS
Paid-in capital                                                                    $  411,528,092
Undistributed net investment income                                                       383,173
Accumulated net realized gain on sales of investments                                  10,352,589
Unrealized appreciation of investments                                                144,092,315
                                                                                   --------------
Net assets applicable to shares outstanding                                        $  566,356,169
                                                                                   ==============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

Investment income
  Dividends                                                        $  5,119,188
  Interest                                                              276,736
                                                                   ------------
Total investment income                                               5,395,924

Expenses:
  Comprehensive management fee                                        7,830,647
  Fees to unaffilliated trustees                                         79,316
                                                                   ------------
Total expenses                                                        7,909,963
                                                                   ------------
Net investment loss                                                  (2,514,039)

Net realized and unrealized gain/loss on investments:
  Net realized gain on sales of investments                          65,677,157
  Change in unrealized appreciation                                  18,687,895
                                                                   ------------
Net realized and unrealized gain on investments                      84,365,052
                                                                   ------------
Net increase in net assets resulting from operations               $ 81,851,013
                                                                   ============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                                 12/31/2004       12/31/2003
                                                               -------------    -------------
From operations:
  Net investment loss                                          $  (2,514,039)   $  (1,085,666)
  Net realized gain on sales of investments                       65,677,157       41,784,701
  Change in unrealized appreciation                               18,687,895      109,634,105
                                                               -------------    -------------
Net increase in net assets resulting
  from operations                                                 81,851,013      150,333,140

Distributions to shareholders from net realized gains            (65,096,674)     (27,937,092)

From fund share transactions:
  Proceeds from fund shares sold                                  82,639,085      139,277,671
  Reinvestment of dividends                                       63,850,736       27,404,752
  Payments for fund shares redeemed                             (121,462,995)    (143,342,383)
                                                               -------------    -------------
Net increase in net assets resulting from
  share transactions                                              25,026,826       23,340,040
                                                               -------------    -------------
Total increase in net assets                                      41,781,165      145,736,088

Net assets at beginning of year                                  524,575,004      378,838,916
                                                               -------------    -------------
Net assets at end of year
  (including undistributed net investment income
  of $383,173 and $259,570 at December 31,
  2004 and 2003, respectively.)                                $ 566,356,169    $ 524,575,004
                                                               =============    =============

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                          YEAR            YEAR            YEAR            YEAR            YEAR
                                         ENDED           ENDED           ENDED           ENDED           ENDED
                                        12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
                                      ---------------------------------------------------------------------------
Net asset value at
  beginning of year                   $     27.78     $     20.86     $     22.50     $     19.75     $     15.90
                                      -----------     -----------     -----------     -----------     -----------
Income from Investment
  Operations
    Net investment loss                     (0.13)*         (0.06)*         (0.06)*         (0.04)*         (0.06)*
    Net realized and unrealized
      gain/(loss) on investments             4.68            8.54           (1.58)           2.79            3.91
                                      -----------     -----------     -----------     -----------     -----------
      Total from investment
        operations                           4.55            8.48           (1.64)           2.75            3.85
                                      -----------     -----------     -----------     -----------     -----------
Less distributions from net
  realized gains on investments             (3.69)          (1.56)             --              --              --
                                      -----------     -----------     -----------     -----------     -----------
Net asset value at end of year        $     28.64     $     27.78     $     20.86     $     22.50     $     19.75
                                      ===========     ===========     ===========     ===========     ===========
Total Return                                16.61%          40.71%          (7.29%)         13.92%          24.21%
Ratios/Supplemental Data
  Ratio of expenses to
    average net assets                       1.47%           1.48%           1.48%           1.49%           1.51%
  Ratio of net investment loss
    to average net assets                   (0.47%)         (0.26%)         (0.26%)         (0.16%)         (0.32%)
  Portfolio turnover rate                      47%             52%             81%             93%             92%
  Net assets, end of year
    (in thousands)                    $   566,356     $   524,575     $   378,839     $   374,945     $   286,951
                                      ===========     ===========     ===========     ===========     ===========

*    Based on monthly average shares outstanding.

NOTES TO FINANCIAL STATEMENTS

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999. The Fund's investment adviser is Skyline Asset Management, L.P. (the "Adviser"). The Fund seeks maximum capital appreciation, primarily through investment in common stocks that Adviser considers to be undervalued.

                                        1

                         SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees or a committee thereof.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued in the accompanying financial statements.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax purposes. These reclassifications have no impact on the Fund's net asset value of the Fund. Accordingly, at December 31, 2004, the following reclassifications were recorded:

                                                  ACCUMULATED
                        UNDISTRIBUTED NET         NET REALIZED
                     INVESTMENT INCOME/(LOSS)     GAIN/(LOSS)
                     ------------------------    --------------
                           $  2,637,642          $  (2,637,642)

On December 14, 2004, a distribution of $3.69068 per share was declared. The dividend was paid on December 16, 2004, to shareholders of record on December 15, 2004.

The tax character of distributions paid during 2004 and 2003 is as follows:

                                           2004              2003
                                       -------------    ------------
   Distributions paid from:
   Ordinary income                     $  20,956,859    $  8,393,488
   Long-term capital gain                 44,139,815      19,543,604
                                       -------------    ------------
                                          65,096,674      27,937,092

As of December 31, 2004, the cost of investments on a tax basis was $422,717,537. The components of accumulated earnings on a tax basis were as follows:

   Gross unrealized appreciation                 $  147,014,872
   Gross unrealized depreciation                    (3,506,472)
                                                 --------------
   Net unrealized appreciation                   $  143,508,400
                                                 ==============
   Undistributed ordinary income                 $      165,683
   Undistributed long-term capital gains             11,272,744
                                                 --------------
   Total distributable earnings                  $   11,438,427
                                                 ==============
   Other accumulated losses                      $     (118,750)
                                                 --------------
   Total accumulated earnings                    $  154,828,077
                                                 ==============

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the estimated tax deferral on wash sales and return of capital distributions received from investments in real estate investment trusts.

- LINE OF CREDIT - The Fund has a $3 million committed revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit not utilized. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. During 2004 there were no loans outstanding under the credit facility.

- USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

- REDEMPTION FEE - The Fund will deduct a redemption fee (the "Redemption Fee") of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted in a first in/first out
(FIFO) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last. The Redemption Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Fund purchased by automatic reinvestment of dividends or capital gains distributions. The Redemption Fee will not apply to (1) redemptions of shares purchased through reinvestment of dividend or capital gain distributions, and (2) redemptions under hardship circumstances (as determined by the Adviser and the Fund in their discretion, based on a case-by-case analysis). The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent if the authorized agent has indicated that it will administer the Redemption Fee. For the year ended December 31, 2004, the Fund had $805 included in capital due to the collection of redemption fees.

- INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust may enter into contracts that provide for general indemnification. The Trust's maximum liability under those arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund incurs a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee incurred for the year ended December 31, 2004 was $7,830,647.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2004, the Fund incurred fees of $79,316 to its independent trustees.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the trustees. Investments in such funds are reflected as in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the Fund's net asset value.

                                        3

                             FUND SHARE TRANSACTIONS

As of December 31, 2004, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                                        SHARES                       DOLLAR AMOUNT
                              --------------------------    -------------------------------
                              YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                               12/31/04       12/31/03        12/31/04         12/31/03
                              -------------------------------------------------------------
   Shares sold                  2,867,618      5,795,462    $   82,639,085   $  139,277,671
   Shares issued for
     reinvestment of
     dividends                  2,268,238        996,899        63,850,736      27,404,752
                              -----------    -----------    --------------   --------------
   Total shares issued          5,135,856      6,792,361       146,489,821      166,682,423
   Less shares redeemed        (4,243,588)    (6,070,255)     (121,462,995)    (143,342,383)
                              -----------    -----------    --------------   --------------
   Net increase                   892,268        722,106    $   25,026,826   $   23,340,040
                              ===========    ===========    ==============   ==============

                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 2004, were as follows:

   Cost of purchases                 $ 242,291,614
   Proceeds from sales               $ 273,721,898

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
  Skyline Special Equities Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio (hereafter referred to as the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and financial highlights of the Fund for the periods ended on or before December 31, 2003 were audited by other independent accountants whose report dated February 20, 2004 expressed an unqualified opinion on those changes in net assets and financial highlights.


                                                      PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
February 23, 2005

FEDERAL TAX STATUS OF 2004 DIVIDENDS

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including a comprehensive management fee and trustee fees. You may incur a 2% redemption fee in the event shares are redeemed within 30 days. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/04 - 12/31/04).

ACTUAL EXPENSES

The first line of the table that follows provides information about actual account values (which includes the actual return of the Fund) and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the expenses paid during the period that are noted in the table, you may be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. These additional fees have the effect of reducing investment returns.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table that follows provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

TABLE: EXPENSE EXAMPLE

                                   BEGINNING          ENDING           EXPENSES PAID
                                 ACCOUNT VALUE    ACCOUNT VALUE        DURING PERIOD
                                   07/01/04          12/31/04      07/01/04 - 12/31/04*
                                 -------------    -------------    --------------------
   Actual                         $  1,000.00      $  1,110.20           $   7.85
   Hypothetical (5% return
     before expenses)             $  1,000.00      $  1,017.56           $   7.51

* Expenses are equal to the Fund's annualized expense ratio of 1.48% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

MANAGEMENT OF SKYLINE

The Board of Trustees serve indefinite terms of unlimited duration so long as a majority of trustees have been elected by the Fund's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by the Fund's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

The names of the trustees and officers of the Fund's, the year each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

   NAME, POSITION(S) WITH        YEAR FIRST ELECTED
     SKYLINE AND AGE AT            OR APPOINTED TO      PRINCIPAL OCCUPATION(S) DURING
      FEBRUARY 1, 2005                 OFFICE                   PAST FIVE YEARS                  OTHER DIRECTORSHIPS
------------------------------   -------------------   ---------------------------------     ----------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF SKYLINE:

William L. Achenbach, 62,              1995            President, W.L. Achenbach &           None.
Trustee                                                Associates, Inc., a financial
                                                       counseling firm.

Paul J. Finnegan, 51,                  1995            Co-President & Managing Director,     Ru1ral Cellular Corporation,
Trustee                                                Madison Dearborn Partners, Inc., a    Allegiance Telecom, Inc.
                                                       private equity firm.

David A. Martin, 53,                   1995            Attorney and Principal, Righeimer,    None.
Trustee                                                Martin & Cinquino, P.C., a law
                                                       firm.

Richard K. Pearson, 65,                1998            Director and President, First         Director, First
Trustee                                                DuPage Bank (Westmont, IL) since      Community Bank
                                                       June 1999, Director and President,    (Milton, WI).
                                                       First DuPage Bancorp, Inc.,
                                                       (Westmont, Illinois) since November
                                                       1998. Previously, Director,
                                                       Citizens Savings Bank (Anamosa,
                                                       Iowa), from February 1998 to
                                                       January 2001.

TRUSTEE WHO IS AN INTERESTED PERSON OF SKYLINE:

William M. Dutton,* 51,                1995            Adobe Acrobat Exchange 6.0 Partner    None.
President and Trustee                                  and Senior Advisor, Skyline Asset
                                                       Management, L.P. and registered
                                                       representative, Funds Distributor,
                                                       Inc. Previously, Managing Partner,
                                                       Research and Portfolio Management
                                                       until January 1, 2005. Prior,
                                                       Portfolio Manager (Special Equities
                                                       Portfolio) until 2001.

   NAME, POSITION(S) WITH        YEAR FIRST ELECTED
     SKYLINE AND AGE AT            OR APPOINTED TO       PRINCIPAL OCCUPATION(S) DURING
      FEBRUARY 1, 2005                 OFFICE                   PAST FIVE YEARS                   OTHER DIRECTORSHIPS
------------------------------   -------------------   -----------------------------------   ----------------------------
OFFICERS OF SKYLINE:

Stephen F. Kendall, 50,                1998            Partner, Chief Administrative         None.
Executive Vice President                               Officer and Director of Marketing,
                                                       Skyline Asset Management, L.P.
                                                       since 2005. Previously, Partner and
                                                       Chief Operating Officer.

Benjamin J. Kim, 35                    2004            Chief Financial Officer of Skyline    None.
Treasurer and Vice                                     Asset Management, L.P. since 2004.
President                                              Securities Analyst of Skyline Asset
                                                       Management, L.P.

Deanna B. Marotz, 39                   2004            Chief Compliance Officer of Fund      None.
Chief Compliance Officer                               since 2004, Chief Compliance
                                                       Officer of Skyline Asset
                                                       Management, L.P. since 2003.
                                                       Manager of Marketing Communications
                                                       of Skyline Asset Management.

Christine Carsman, 52                  2004            Vice President and Chief Regulatory   None.
Secretary                                              Counsel, AMG. Previously, Vice
                                                       President Senior Counsel and
                                                       Director of Operational Risk
                                                       Management, Wellington Management
                                                       Company, LLP.

Geoffrey P. Lutz, 54,                  1995            Partner, Institutional Marketing,     None.
Executive Vice President                               Skyline Asset Management, L.P. and
                                                       registered representative, Funds
                                                       Distributor, Inc.

Michael Maloney, 43,                   1995            Partner and Portfolio Manager,        None.
Executive Vice President                               Skyline Asset Management, L.P.
                                                       since 2005. Previously, Partner,
                                                       Research and Portfolio Management.

Michele M. Brennan, 33,                1998            Fund Marketing and Client Service,    None.
Vice President                                         Skyline Asset Management, L.P.
                                                       since 2005 and registered
                                                       representative, Funds Distributor,
                                                       Inc. Previously, Director of Fund
                                                       Marketing.

* Mr. Dutton is an "interested person" of Skyline, as defined in the Investment Company Act of 1940, because he is an officer of the Adviser.

The address of Messrs. Dutton, Kim, Kendall, Lutz, and Maloney and Ms. Marotz and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The address of Ms. Carsman is 600 Hale Street, Prides Crossing, MA09165. The addresses of the other trustees are:
William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 22902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David A. Martin, 20 North Clark Street, Suite 1900, Chicago, Illinois 60602; and Richard K. Pearson, 520 North Cass Avenue, Westmont, Illinois 60559.

Skyline's Statement of Additional Information includes additional information about Skyline's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

Skyline Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.828.2759

PROXY POLICY & Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.828.2759, and on the Securities and Exchange Commission's website at www.sec.gov. The Fund's proxy voting record for the twelve month period ended June 30, 2004, is also available without charge, upon request, by calling 800.828.2759, by visiting the Fund's website at www.skylinefunds.com and by visiting the SEC website at www.sec.gov.

FORM N-Q

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available without charge, upon request, by calling 800.828.2759 or by visiting the SEC website. You may also review, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800) SEC-0330.

REPORT for the Year Ended December 31, 2004

This report, including the audited financial statements contained herein, is submitted for the general information of the Fund's shareholders.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

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                                       35

                       This page left blank intentionally.

For 24-hour account information call: 1.800.828.2SKY
                                     (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours call:
1.800.828.2SKY and press 0 when prompted.

To learn more about our expertise in small cap value, please visit our website at www.skylinefunds.com


                              [SKYLINE FUNDS LOGO]


                             311 South Wacker Drive
                                   Suite 4500
                             Chicago, Illinois 60606

ITEM 2. CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive and senior financial officers (the "Code").

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's board of trustees has determined that Richard K. Pearson, a member of the registrant's Committee of the Independent Trustees, qualifies as an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Pearson is "independent" as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  AUDIT FEES
$30,000 (2004) and $23,000 (2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Please note the registrant does not actually pay those fees. Under the registrant's comprehensive management fees agreement, the registrant's investment adviser pays those fees.

(b)  AUDIT-RELATED FEES

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the "investment adviser") that are reasonably related to the performance of the audit of the registrant's financial statements, are not reported under paragraph (a) of this Item 4 and were required to be pre-approved by the audit committee as described in paragraph (e) (1) of this
Item 4.

(c)  TAX FEES
$5,000 (2004) and $15,440 (2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning. Please note that the registrant does not actually pay for those fees. Under the registrant's comprehensive management fee agreement, the registrant's investment adviser pays those fees. The nature of those services was for qualified dividend income preparation and various tax consultations.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(d)  ALL OTHER FEES
There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph
(e)(1) of this Item 4.

(e) (1) Registrant's Committee of Independent Trustees meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The Committee of Independent Trustees shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the Committee of Independent Trustees approves the provision of such non-audit services prior to the completion of the audit.

The Committee of Independent Trustees shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenue paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for services where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the Committee of Independent Trustees approves the provision of such non-audit services prior to the completion of the audit.

     (2) 100% of the services provided to the registrant described in paragraphs
(b)-(d) of this Item 4 were pre-approved by the Committee of Independent Trustees pursuant to paragraph (e)(1) of this Item 4. There were no services provided to the investment adviser described in paragraphs (b)-(d) of this Item 4.

(f) No disclosures are required by this Item 4(f).

(g) $(2003) and $ (2003) are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. Please note that the registrant does not actually pay those fees. Due to the registrant's comprehensive management fee, the registrant's investment adviser pays those fees. There were no non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser.

(h) The Committee of Independent Trustees of the Registrant's board of trustees has considered whether the provision of non-audit services that were rendered by Registrant's principal accountant to Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form NCSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1)  Code of Ethics for Principal Executive and Senior Financial
         Officers (as referenced in Item 2 above), attached hereto as Exhibit
         (a)(1)

    (2) Certifications of William M. Dutton, President and Trustee of Skyline Funds and Benjamin J. Kim, Vice President and Treasurer of Skyline Funds pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and
         (a)(2)(ii)

(a) (3)  Not applicable

(b) Certification of William M. Dutton, President and Trustee of Skyline Funds and Benjamin J. Kim, Vice President and Treasurer of Skyline Funds pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Skyline Funds


By:    /s/ William M. Dutton
       ---------------------------------------
       William M. Dutton
       President and Trustee
       (Principal Executive Officer)

Date:  February 28, 2005
       ---------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ William M. Dutton
       ---------------------------------------
       William M. Dutton
       President and Trustee
       (Principal Executive Officer)

Date:  February 28, 2005
       ---------------------------------------


By:    /s/ Benjamin J. Kim
       ---------------------------------------
       Benjamin J. Kim
       Vice President and Treasurer
       (Principal Financial Officer)

 Date: February 28, 2005
       ---------------------------------------